UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

HUBBELL INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HUBBELL INCORPORATED 40 WATERVIEW DRIVE SHELTON, CT 06484 ATTN: CORPORATE SECRETARY	Your Vote Counts! HUBBELL INCORPORATED 2025 Annual Meeting Vote by May 5, 2025 11:59 PM ET

V64465-P20603

You invested in HUBBELL INCORPORATED and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2025.

Get informed before you vote
View the Combined Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to April 22, 2025. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 6, 2025 9:00 AM ET
Location: Hubbell Incorporated 40 Waterview Drive Shelton, CT 06484

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items					Board Recommends
1.	Election of Directors				For
	Nominees:
	01)	Gerben W. Bakker	06)	Neal J. Keating
	02)	Carlos M. Cardoso	07)	Bonnie C. Lind
	03)	Debra L. Dial	08)	John F. Malloy
	04)	Anthony J. Guzzi	09)	Jennifer M. Pollino
	05)	Rhett A. Hernandez	10)	Garrick J. Rochow
2.	To approve, by advisory vote, the compensation of our Named Executive Officers as presented in the 2025 Proxy Statement.				For
3.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year 2025.				For
4.	To approve the amendment and restatement to the Certificate of Incorporation to adopt a majority voting standard in uncontested elections of Directors.				For
5.	To approve the Hubbell Incorporated Incentive Award Plan.				For
NOTE: Voting items may also include such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings.”

V64466-P20603